Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 58,566,606.84
Previously Paid Amount	0.00
Total Fee Amount	8,088.05
Total Offset Amount	0.00
Net Fee	$ 8,088.05